Title 1 Footnote. Compass Point Investor Meetings December 6, 2017 Transformation. Diversification. Growth.

Forward-Looking Statements This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward-looking statement contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: our ability to implement successfully our business strategy, which includes significant asset and liability growth; changes that could adversely affect the business in which the Company and the Bank are engaged; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services. For additional information on some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. 2

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Building Franchise Value Experienced leadership team Upgraded leverageable infrastructure Diversified business model Strong direct lending capabilities Strong asset quality Attractive deposit mix with ongoing growth Improving spread / fee revenue diversity 4

Attractive Footprint 5 Blue Hills Bank branch Loan production office Nantucket Bank branch

Loan Driven Growth



Total assets ($ million)
2,500
2,000
1,500
1,000
500
0
$911
$971
$1,229
$1,314
$1,728
$2,114
$2,470
$2,545
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
9/30/2017



Net loans ($ million)
2,500
2,000
1,500
1,000
500
0
$202
$277
$488
$765
$1,133
$1,523
$1,913
$2,067
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
9/30/2017

Note: Securities are $313 million, or 12% of assets, at September 30, 2017, compared to 60% at December 31, 2010.

6

Blue Hills Bancorp, Inc.

Well Diversified Portfolio 7 Loan composition at 9/30/2017 Loan composition at 12/31/2010 $2.1 billion $204 million Other Loans 6% Residential 94% Consumer 1% Construction 4% C&I 12% CRE 36% Home Equity 4% Residential 43%

Valuable Origination Platform 8 Residential mortgages ($ million) Commercial & construction loans ($ million) Originations Purchases 600 500 400 300 200 100 0 2010 2011 2012 2013 2014 2015 2016 9MOS '17 $69 $134 $166 $176 $237 $272 $539 $383 Originations Purchases 600 500 400 300 200 100 0 2010 2011 2012 2013 2014 2015 2016 9MOS '17 $0 $2 $178 $305 $243 $325 $359 $257 56 13 88 46 89 77 104 72 66 236 171 36 13 526 108 70 186 119 72 171 295 30 85 274 6 377 91 166

Securities Restructuring MBS / CMO 79% GSE 10% Asset Backed 8% Equity 3% • Securities reduced to 12% of total assets at 9/30/2017 from 60% at 12/31/2010. • All debt securities classified as Held to Maturity (yield = 2.21%; duration = 3.82 years) at 9/30/2017. • Mutual fund portfolio sold Q1'17. • Corporate bond portfolio sold Q2'17. • Actions eliminate earnings volatility from securities gains/losses and mutual fund dividends. • Portfolio now managed in-house, eliminating annual investment fees of $400,000. Securities Portfolio as of 9/30/2017 9 $313 million

Improved Deposit Mix 10 Deposits ($ million) Deposit composition At 12/31/2010 At 9/30/2017 Cost of deposits: 1.60% in 2010 0.77% in 9MOS '17 2,500 2,000 1,500 1,000 500 0 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 9/3 0/2 01 7 $754 $756 $818 $915 $1,213 $1,434 $1,809 $1,986 NOW & Demand 10% Savings 23% Money market 2% CDs 65% NOW & Demand 19% Savings 12% Money market 36% CDs 33%

Net Interest Income Growth 11 Net interest income ($ millions) and net interest margin (1) Adjusted net interest margin excludes the impact of volatile items: mutual fund dividends, purchase accounting accretion and accelerated bond amortization/accretion. 70 60 50 40 30 20 10 0 2013 2014 2015 2016 $25.1 $42.4 $49.6 $57.0 Net Interest Margin Reported Adjusted (1) 9MOS '17 2.75% 2.74% 2016 2.68% 2.66% 2015 2.83% 2.64% 2014 2.81% 2.57% 2013 2.24% 2.23% Net Interest Income ($ millions) 50 40 30 20 10 0 9MOS '16 9MOS '17 $41.0 $49.2

Improving Core Fee Income Note: Core fee income includes deposit account fees, interchange & ATM fees, mortgage banking revenue, and loan level derivative income (CRE loan swaps) 12 Core fee income ($ millions) 10 9 8 7 6 5 4 3 2 1 0 2012 2013 2014 2015 2016 9MOS '16 9MOS '17 $2.7 $4.1 $4.2 $5.2 $7.7 $5.9 $7.0

Leverageable Infrastructure 13 Core noninterest expense* ($ millions) and employees at period end (#) *Core noninterest expense excludes one-time costs related to the charitable foundation, mutual-to-stock conversion, Nantucket acquisition and restructuring of incentive and benefit plans. Core noninterest expense Full-time equivalent employees 70 60 50 40 30 20 10 0 2010 2011 2012 2013 2014 2015 2016 9MOS '17 $17.4 $21.0 $26.3 $29.2 $40.6 $44.1 $51.7 $53.5 103 122 141 147 202 209 228 232 annualized

Noninterest Expense Growth ($ thousands) 14 Q3 '17 LTM 2016 2015 Reported Noninterest Expense $ 53,630 $ 51,746 $ 44,082 Less: Equity Plans (5,370) (4,868) (1,124) effective Q4'15 Less: Seaport Branch (1,581) (476) (17) opened in Q4‘16 Less: Westwood Branch (963) (982) (484) opened in Q4'15 Adjusted Noninterest Expense $ 45,716 $ 45,420 $ 42,457 Note: Growth in adjusted noninterest expense includes costs related to the expansion of the mortgage business, the onboarding of new asset-based lending and municipal banking businesses, and relocating to a new headquarters.

Improvement in Earnings ($ thousands) 15 9MOS '17 2016 2015 2014(1) Pre-Tax Income $ 21,857 $ 12,458 $ 10,064 $ 8,014 NRS Gain (5,947) — — — Loss on Sale of Purchased Home Equity Portfolio 118 — — — Securities (Gains) & Losses 94 (1,280) (1,968) (2,515) Pension Curtailment Gain — — — (1,304) BOLI Death Benefits — (506) — (182) Mutual Fund Dividends — (961) (3,647) (3,603) Adjusted Pre-tax income $ 16,122 $ 9,711 $ 4,449 $ 410 (1) Pre-tax income for 2014 excludes Nantucket acquisition expenses, mutual-to-stock conversion expenses, and the Charitable Foundation contribution. Note: Equity plan expense of $4,108, $4,868 and $1,124 included in 9MOS '17, 2016 and 2015, respectively; no comparable expense in 2014.

Positive Operating Leverage ($ thousands) 16 9MOS '17 9MOS '16 % Change Net Interest Income $ 49,243 $ 41,012 Noninterest Income 14,152 8,320 NRS gain (5,947) — Loss on Sale of Purchased Home Equity Portfolio 118 — Securities (Gains) / Losses 94 (982) BOLI Death Benefit Gains — (506) Adjusted Revenue 57,660 47,844 21% Noninterest Expense 40,121 38,237 5% Adjusted pre-tax, pre-loan loss provision earnings $ 17,539 $ 9,607 83% Adjusted Efficiency Ratio (1) 70% 80% (1) Excluded from the calculation of adjusted efficiency ratio are the NRS gain, securities gains/losses, and BOLI death benefit gains. Note: Adjusted Efficiency ratio was 67% in Q3 '17

Reserve Coverage 17 Loan loss reserve, % of total loans Note: Trend reflects the migration from using national FDIC historical loss rates to the Company's own loss experience. 2.0% 1.5% 1.0% 0.5% 0.0% 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 9/3 0/2 01 7 1.21% 1.25% 1.13% 1.25% 1.13% 1.11% 0.97% 0.97%

Nonperforming Assets 18 NPAs, % of assets 1.00% 0.75% 0.50% 0.25% 0.00% 12 /31 /20 10 12 /31 /20 11 12 /31 /20 12 12 /31 /20 13 12 /31 /20 14 12 /31 /20 15 12 /31 /20 16 9/3 0/2 01 7 0.18% 0.28% 0.18% 0.13% 0.26% 0.51% 0.36% 0.45% Note: Approximately one-third of NPAs at 9/30/2017 relates to loans secured by one income property.

Challenges and Opportunities Ahead 19 Improve returns and financial ratios Generate operating leverage Closely manage rate risk position Grow core deposit funding Grow small business, commercial and municipal deposits Explore opening de novo branches in select markets Disciplined acquisitions Diversify asset generation capabilities Maintain credit focus Diversify portfolio risk parameters Expand mortgage banking capabilities Deploy excess capital TCE ratio was 23.7% at 9/30/2014; 15.4% at 9/30/2017 Organic growth Buybacks (Buybacks through 9/30/2017 = $37.4 million) Dividends (regular quarterly dividend raised to $0.15 in September 2017; special dividend of $0.20 paid in June 2017) M&A opportunities Enhance franchise value Continue brand awareness progress Broaden customer relationships Manage talent development and retention

Appendix 20

21 $ thousands Sept. 30, 2017 Dec. 31, 2016 Dec. 31, 2015 Cash and equivalents $38,363 $30,496 $33,298 Securities available for sale, at fair value 9,943 204,836 231,690 Securities held to maturity, at amortized cost 302,833 201,027 200,141 FHLB Stock, at cost 9,410 13,352 13,567 Loans held for sale 12,268 2,761 12,877 Total loans 2,087,535 1,931,621 1,540,377 Allowance for loan losses (20,248) (18,750) (17,102) Loans, net 2,067,287 1,912,871 1,523,275 Premises and equipment, net 21,850 22,034 20,015 Accrued interest receivable 5,802 6,057 5,344 Goodwill and core deposit intangible 9,892 10,560 11,785 Net deferred tax asset 9,295 10,146 10,665 Bank-owned life insurance 32,800 32,015 31,626 Other assets 25,673 23,537 20,060 Total assets $2,545,416 $2,469,692 $2,114,343 Deposits $1,985,553 $1,808,687 $1,433,849 Short-term borrowings 20,000 146,000 205,000 Long-term debt 110,000 105,000 55,000 Other liabilities 30,829 23,098 21,665 Stockholders' equity 399,034 386,907 398,829 Total liabilities and stockholders' equity $2,545,416 $2,469,692 $2,114,343 Balance Sheet

22 Quarters ended $ thousands, except per share data Sept. 30,2017 June 30, 2017 Sept. 30, 2016 Net interest and dividend income $16,954 $16,408 $14,495 Provision for loan losses 242 1,118 2,872 Net interest and dividend income, after provision 16,712 15,290 11,623 Noninterest income 2,826 4,510 4,132 Noninterest expense 13,355 13,366 13,234 Income before income taxes 6,183 6,434 2,521 Provision for income taxes 2,342 2,566 891 Net income $3,841 $3,868 $1,630 Earnings per common share: Basic $0.16 $0.16 $0.07 Diluted $0.16 $0.16 $0.07 Income Statement Note: Excluding a loss on the sale of a purchased home equity portfolio, Q3 '17 net income was $3,914, or $0.16 per diluted share. Excluding a gain on the sale of the remaining available for sale debt securities portfolio, Q2 '17 net income was $3,273, or $0.14 per diluted share.

23 Loans and Deposits $ thousands Sept. 30, 2017 Dec. 31, 2016 Dec. 31, 2015 Loans 1-4 family residential $905,585 $854,478 $602,138 Home equity 77,819 79,132 77,633 Commercial real estate 751,209 686,522 559,609 Construction 88,979 75,950 79,386 Total real estate loans 1,823,592 1,696,082 1,318,766 Commercial business 240,801 205,832 182,536 Consumer 23,142 29,707 39,075 Total loans $2,087,535 $1,931,621 $1,540,377 Deposits NOW and demand $376,864 $331,508 $288,143 Regular savings 244,662 262,984 287,344 Money market 666,388 573,204 368,050 Certificates of deposit 420,765 340,114 311,978 Brokered money market 41,768 53,357 41,807 Brokered certificates of deposit 235,106 247,520 136,527 Total deposits $1,985,553 $1,808,687 $1,433,849 Loans / total deposits 105% 107% 107% Loans / customer deposits 122% 128% 123%

24 Financial Highlights Quarters ended $ thousands, except per share data Sept. 30, 2017 June 30, 2017 Sept. 30, 2016 Performance ratios (1) ROA 0.61% 0.53% 0.29% ROE 3.87% 3.29% 1.65% Efficiency ratio 67% 67% 71% Asset Quality Nonperforming assets $11,540 $12,779 $7,849 Nonperforming assets / total assets 0.45% 0.51% 0.34% Allowance for loan losses / total loans 0.97% 0.97% 1.01% Allowance for loan losses / nonperforming loans 175% 156% 226% Net charge-offs (recoveries) $(89) $76 $3,221 Net charge-offs (recoveries) / average loans, annualized (0.02)% 0.01% 0.74% Capital metrics Common shares outstanding 26,869,088 26,860,988 26,996,942 Book value per share $14.85 $14.79 $14.43 Tangible book value per share $14.48 $14.42 $14.03 Tangible common equity / tangible assets 15.35% 15.47% 16.45% (1) Q3 '17 excludes loss on sale of purchased home equity portfolio. Q2 '17 excludes gain on sale of remaining available for sale debt securities portfolio.